SUPPLEMENT DATED MAY 1, 2018
To Prospectus dated May 1, 1987

PACER CHOICE VARIABLE LIFE
Issued Through Monumental Life Separate Account VL E

By
Transamerica Premier Life Insurance Company

The following paragraphs were added under “The Fund” in the prospectus:
You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources, such as the underlying fund’s website, provide more current information including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.
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The following replaces the sections regarding expedited delivery in the prospectus:
We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

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The following paragraphs were revised under “Federal Tax Matters” in the prospectus:

Tax-Free Section 1035 Exchanges:
You can generally exchange one life insurance policy for another policy covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. Additionally, if you are under age 59½ then you also may be subject to a federal tax penalty equal to 10% of the taxable amount. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy this Policy through an exchange or otherwise.)
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Tax Status of the Policy:

            In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  These provisions were modified again in December, 2017 by H.R. 1 (formerly known as the Tax Cuts and Jobs Act).  The estate and gift tax unified credit basic exclusion amount increases to $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits in light of your needs and that of your beneficiaries under all possible scenarios.

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The paragraph entitled “Same Sex Relationships” has been removed.

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Illustrations:
The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.
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For additional information, you may contact us at our administrative and service office at 1-800-525-6205, from 8:00 a.m. – 4:30 p.m., Central Time. TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS